CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

Schedules of Investments

January 31, 2026

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 104.41%
Communication Services - 3.86%
Alphabet, Inc., Class C(a)	7,720	$2,613,452
Meta Platforms, Inc., Class A(a)	1,021	731,546
		3,344,998

Consumer Discretionary - 15.81%
Alibaba Group Holding Ltd. - Sponsored ADR(a)	16,100	2,729,916
D.R. Horton, Inc.(a)	19,500	2,902,380
Las Vegas Sands Corp.(a)(b)	22,780	1,201,189
PulteGroup, Inc.(a)	24,740	3,094,727
Royal Caribbean Cruises Ltd.	7,390	2,399,164
Wynn Resorts, Ltd.(a)	12,570	1,350,646
		13,678,022

Energy - 5.62%
Cheniere Energy, Inc.(a)(b)	5,270	1,114,710
Expand Energy Corp.(a)(b)	24,150	2,714,702
Exxon Mobil Corp.(a)	7,310	1,033,634
		4,863,046

Financials - 15.19%
Bank of America Corp.(a)	24,000	1,276,800
Charles Schwab Corp.(a)(b)	27,070	2,813,114
Citigroup, Inc.(a)	9,600	1,110,816
Everest Group Ltd.(a)	1,695	561,520
Fidelis Insurance Holdings Ltd.	32,860	625,654
JPMorgan Chase & Co.(a)(b)	11,260	3,444,322
Morgan Stanley(a)	9,928	1,814,838
PennyMac Financial Services, Inc.(a)	15,040	1,502,797
		13,149,861

Health Care - 7.99%
Encompass Health Corp.(a)(b)	12,200	1,153,266
Gilead Sciences, Inc.(a)	6,300	894,285
Johnson & Johnson(a)(b)	3,107	706,066
Select Medical Holdings Corp.(a)	173,010	2,603,800
UnitedHealth Group, Inc.	1,550	444,742
Universal Health Services, Inc., Class B(a)	5,540	1,114,980
		6,917,139

	Shares	Value
COMMON STOCKS - 104.41% (continued)
Industrials - 26.89%
AerCap Holdings NV(a)(b)	9,040	$1,298,686
Airbus SE	16,098	3,690,425
BWX Technologies, Inc.	7,210	1,481,150
Eaton Corp. PLC	5,525	1,941,596
General Dynamics Corp.(a)	4,955	1,739,651
General Electric Co.	6,490	1,991,067
Huntington Ingalls Industries, Inc.(a)	4,165	1,751,424
Lockheed Martin Corp.	3,080	1,953,398
Northrop Grumman Corp.(a)	2,440	1,689,114
RTX Corp.(a)(b)	17,950	3,606,694
United Parcel Service, Inc., Class B	20,000	2,124,400
		23,267,605

Information Technology - 26.53%
Amphenol Corp., Class A(a)	23,000	3,313,840
Apple, Inc.(a)(b)	12,270	3,183,819
Broadcom, Inc.(a)	7,739	2,563,931
Dell Technologies, Inc., Class C(a)(b)	13,400	1,533,496
Microsoft Corp.(a)(b)	3,140	1,351,110
NVIDIA Corp.(a)	20,890	3,992,706
Samsung Electronics Co., Ltd.	16,300	1,817,528
SK Hynix, Inc.	5,530	3,492,268
TE Connectivity PLC	7,660	1,706,495
		22,955,193

Real Estate - 1.06%
Simon Property Group, Inc.(a)(b)	4,800	918,288

Utilities - 1.46%
Duke Energy Corp.(a)(b)	10,400	1,262,040

TOTAL COMMON STOCKS
(Cost $65,028,641)		90,356,192

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.39%
Call Options Purchased - 1.39%
3 Month SOFR Future 3/10/2028, $97.5, $427,873,600	1,771	586,644
3 Month SOFR Future 3/10/2028, $98.0, $447,684,800	1,853	324,275
3 Month SOFR Future 6/11/2027, $97.5, $99,904,700	413	108,412
3 Month SOFR Future 6/16/2028, $97.5, $81,123,000	336	117,600

See Notes to Schedules of Investments

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.39% (continued)
3 Month SOFR Future 9/11/2026, $97.5, $199,809,400	826	$67,113
		1,204,044

TOTAL PURCHASED OPTIONS
(Cost $2,695,873)		1,204,044

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 12.39%
Energy - 2.64%
Transocean, Inc., 5/15/2031, 8.500%(c)(d)	$2,240,000	2,281,626

Financials - 5.88%
Bank of America Corp., Perpetual Maturity, 6.250%(e)	1,080,000	1,099,959
Citigroup, Inc., Perpetual Maturity, 6.750%(e)	970,000	989,783
Citigroup, Inc., Perpetual Maturity, 6.950%(e)	2,430,000	2,504,572
Trinity Capital, Inc., 8/24/2026, 4.375%(a)	500,000	494,293
		5,088,607

Industrials - 2.37%
The Boeing Co., 5/1/2050, 5.805%	2,080,000	2,055,793

Utilities - 1.50%
Duke Energy Corp., 8/15/2052, 5.000%	1,470,000	1,294,391

TOTAL CORPORATE BONDS
(Cost $10,510,521)		10,720,417

Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 3.78%
Treasury Notes
2/15/2055, 4.625%	1,185,000	1,135,471
11/15/2032, 4.125%	2,120,000	2,134,409
		3,269,880

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,305,204)		3,269,880

Description/Maturity Date/Rate	Principal Amount	Value
ASSET-BACKED SECURITIES - 0.01%
United States Small Business Administration, 12/1/2028, 6.220%(a)	9,761	$9,996

TOTAL ASSET-BACKED SECURITIES
(Cost $9,761)		9,996

	Shares	Value
MONEY MARKET FUNDS - 1.20%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 3.580% (7-day yield)	1,040,589	1,040,589

TOTAL MONEY MARKET FUNDS
(Cost $1,040,589)		1,040,589

TOTAL INVESTMENTS - 123.18%
(Cost $82,590,589)		$106,601,118

Liabilities in Excess of Other Assets - (23.18)%(f)		(20,061,461)

NET ASSETS - 100.00%		$86,539,657

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.01)%
Consumer Discretionary - (3.83)%
AutoZone, Inc.	(175)	(648,251)
Cava Group, Inc.	(5,120)	(310,374)
Choice Hotels International, Inc.	(3,230)	(332,044)
Floor & Decor Holdings, Inc., Class A	(7,880)	(519,765)
Lowe's Cos., Inc.	(1,680)	(448,661)
MGM Resorts International	(11,960)	(401,138)
Wingstop, Inc.	(2,460)	(652,958)
		(3,313,191)

Consumer Staples - (4.05)%
Anheuser-Busch InBev SA/NV	(12,150)	(870,912)
Brown-Forman Corp.	(13,600)	(372,232)
Church & Dwight Co., Inc.	(5,900)	(567,875)
J M Smucker Co.	(5,700)	(597,702)
Molson Coors Beverage Co., Class B	(11,510)	(552,940)
Procter & Gamble Co.	(3,600)	(546,372)
		(3,508,033)

See Notes to Schedules of Investments

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (22.01)% (continued)
Financials - (6.34)%
Affirm Holdings, Inc., Class A	(5,990)	$(361,197)
Apollo Global Management, Inc.	(5,600)	(753,424)
Ares Management Corp., Class A	(6,700)	(1,002,789)
Blackstone, Inc.	(5,390)	(767,644)
Block, Inc.	(6,910)	(417,571)
Blue Owl Capital, Inc., Class A	(59,300)	(808,852)
Coinbase Global, Inc., Class A	(2,210)	(430,376)
KKR & Co., Inc.	(6,080)	(694,701)
SoFi Technologies, Inc.	(10,820)	(246,804)
		(5,483,358)

Industrials - (1.44)%
Daimler Truck Holding AG	(8,354)	(405,604)
Thomson Reuters Corp.	(2,610)	(288,744)
TransDigm Group, Inc.	(390)	(556,741)
		(1,251,089)

Information Technology - (3.20)%
Adobe, Inc.	(2,020)	(592,365)
BitMine Immersion Technologies, Inc.	(16,130)	(404,863)
International Business Machines Corp.	(2,080)	(637,936)
Oracle Corp.	(3,870)	(636,925)
Workday, Inc., Class A	(2,845)	(499,667)
		(2,771,756)

Real Estate - (3.15)%
Digital Realty Trust, Inc.	(9,830)	(1,631,288)
Equinix, Inc.	(1,330)	(1,091,837)
		(2,723,125)

TOTAL COMMON STOCKS
(Proceeds $19,884,798)		(19,050,552)

EXCHANGE-TRADED FUNDS - (2.01)%
iShares Russell 2000 ETF	(1,850)	(480,352)
SPDR S&P Regional Banking ETF	(8,750)	(602,088)
State Street SPDR S&P Retail ETF	(7,550)	(651,792)
		(1,734,232)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,577,394)		(1,734,232)

TOTAL SECURITIES SOLD SHORT - (24.02%)
(Proceeds $21,462,192)		$(20,784,784)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Sociedad Anónima (Portuguese/Spanish: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

SOFR – Secured Overnight Financing Rate

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, written options, or borrowings. As of January 31, 2026, the aggregate value of those securities was $48,842,360, representing 56.44% of net assets.
(b)	Loaned security; a portion or all of the security is on loan as of January 31, 2026.
(c)	Restricted security.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2026, these securities had an aggregate value of $2,281,626 or 2.64% of net assets.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Schedules of Investments

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

Call Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR Future	3/10/2028	$99.0	(1,853)	$(323,182)	$(447,684,800)	$(104,231)
3 Month SOFR Future	3/10/2028	98.5	(1,771)	(494,090)	(427,873,600)	(166,031)
3 Month SOFR Future	6/11/2027	98.5	(413)	(44,992)	(99,904,700)	(28,394)
3 Month SOFR Future	9/11/2026	98.5	(826)	(38,359)	(199,809,400)	(25,813)
3 Month SOFR Future	6/16/2028	98.5	(336)	(61,804)	(81,123,000)	(33,600)
				$(962,427)	$(1,256,395,500)	$(358,069)

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 120.54%
Communication Services - 7.97%
Alphabet, Inc., Class C(a)(b)	31,290	$10,592,604
Meta Platforms, Inc., Class A(b)	4,241	3,038,676
		13,631,280

Consumer Discretionary - 29.31%
Alibaba Group Holding Ltd. - Sponsored ADR	21,630	3,667,583
Amazon.com, Inc.(a)(b)(c)	46,320	11,084,376
Carnival Corp.(a)(b)(c)	242,890	7,291,558
D.R. Horton, Inc.(a)(b)	42,075	6,262,443
Las Vegas Sands Corp.(b)	38,560	2,033,269
Melco Resorts & Entertainment Ltd. - ADR(c)	136,540	827,432
MercadoLibre, Inc.(c)	650	1,396,063
PulteGroup, Inc.(a)(b)	51,330	6,420,870
Royal Caribbean Cruises Ltd.(a)(b)	21,470	6,970,236
Valvoline, Inc.(c)	51,020	1,669,374
Wynn Resorts, Ltd.(b)	23,400	2,514,330
		50,137,534

Energy - 6.35%
Antero Resources Corp.(c)	46,600	1,694,842
Cheniere Energy, Inc.(a)(b)	9,170	1,939,638
Expand Energy Corp.(a)(b)	31,167	3,503,483
Transocean Ltd.(a)(b)(c)	750,177	3,728,380
		10,866,343

Financials - 11.64%
Charles Schwab Corp.(b)	43,690	4,540,265
Citigroup, Inc.	18,240	2,110,551
Everest Group Ltd.	3,600	1,192,608
Fidelis Insurance Holdings Ltd.	79,100	1,506,064
JPMorgan Chase & Co.(a)(b)	15,800	4,833,062
PennyMac Financial Services, Inc.	13,000	1,298,960
Rocket Cos, Inc., Class A(b)	246,797	4,425,070
		19,906,580

Health Care - 8.62%
10X Genomics, Inc., Class A(c)	80,570	1,627,514
Arcellx, Inc.(c)	21,160	1,445,440
Boston Scientific Corp.(c)	34,370	3,214,626
Brookdale Senior Living, Inc.(b)(c)	310,260	4,653,900
Encompass Health Corp.(a)(b)	12,800	1,209,984
UnitedHealth Group, Inc.	1,910	548,036
Universal Health Services, Inc., Class B(b)	10,200	2,052,852
		14,752,352
	Shares	Value
COMMON STOCKS - 120.54% (continued)
Industrials - 24.29%
Airbus SE	26,814	$6,147,040
Boeing Co.(a)(b)(c)	24,645	5,760,030
BWX Technologies, Inc.	20,500	4,211,315
Eaton Corp. PLC	10,920	3,837,506
General Dynamics Corp.(a)(b)	6,830	2,397,945
General Electric Co.	12,670	3,887,029
Huntington Ingalls Industries, Inc.	5,820	2,447,368
Lockheed Martin Corp.	6,070	3,849,716
RTX Corp.(b)	25,300	5,083,529
United Parcel Service, Inc., Class B	37,060	3,936,513
		41,557,991

Information Technology - 30.14%
Amphenol Corp., Class A(b)	50,930	7,337,994
Apple, Inc.(a)(b)	19,160	4,971,637
Broadcom, Inc.(b)	22,118	7,327,693
Dell Technologies, Inc., Class C(a)(b)	20,500	2,346,020
Microsoft Corp.(b)	7,800	3,356,262
NVIDIA Corp.(b)	39,920	7,629,910
Palo Alto Networks, Inc.(b)(c)	10,600	1,875,882
Samsung Electronics Co., Ltd.	30,400	3,389,746
SK Hynix, Inc.	10,760	6,795,081
TE Connectivity PLC	11,300	2,517,414
Teledyne Technologies, Inc.(b)(c)	6,470	4,013,341
		51,560,980

Materials - 0.50%
SSR Mining, Inc.(c)	37,610	858,636

Utilities - 1.72%
Duke Energy Corp.(a)(b)	24,252	2,942,980

TOTAL COMMON STOCKS
(Cost $145,172,891)		206,214,676

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 0.89%
Call Options Purchased - 0.89%
3 Month SOFR Future 6/11/2027, $97.5, $725,700,000	3,000	787,500
3 Month SOFR Future 9/11/2026, $97.5, $2,183,147,500	9,025	733,281
		1,520,781

TOTAL PURCHASED OPTIONS
(Cost $2,522,965)		1,520,781

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 1.05%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 3.580% (7-day yield)	1,802,050	$1,802,050

TOTAL MONEY MARKET FUNDS
(Cost $1,802,050)		1,802,050

TOTAL INVESTMENTS - 122.48%
(Cost $149,497,906)		$209,537,507

Liabilities in Excess of Other Assets - (22.48)%(d)		(38,462,759)

NET ASSETS - 100.00%		$171,074,748

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.02)%
Consumer Discretionary - (3.78)%
AutoZone, Inc.	(342)	(1,266,867)
Cava Group, Inc.	(9,930)	(601,957)
Choice Hotels International, Inc.	(6,330)	(650,724)
Floor & Decor Holdings, Inc., Class A	(15,330)	(1,011,167)
Lowe's Cos., Inc.	(3,270)	(873,286)
MGM Resorts International	(23,300)	(781,482)
Wingstop, Inc.	(4,790)	(1,271,410)
		(6,456,893)

Consumer Staples - (3.98)%
Anheuser-Busch InBev SA/NV	(24,010)	(1,721,037)
Brown-Forman Corp.	(26,600)	(728,042)
Church & Dwight Co., Inc.	(11,400)	(1,097,250)
J M Smucker Co.	(10,900)	(1,142,974)
Molson Coors Beverage Co., Class B	(22,460)	(1,078,978)
Procter & Gamble Co.	(6,900)	(1,047,213)
		(6,815,494)

Financials - (6.62)%
Affirm Holdings, Inc., Class A	(11,740)	(707,922)
Apollo Global Management, Inc.	(10,940)	(1,471,868)
Ares Management Corp., Class A	(12,990)	(1,944,213)
Blackstone, Inc.	(10,470)	(1,491,137)
Block, Inc.	(13,400)	(809,762)
Blue Owl Capital, Inc., Class A	(117,000)	(1,595,880)
Coinbase Global, Inc., Class A	(4,247)	(827,061)
KKR & Co., Inc.	(17,520)	(2,001,835)
SoFi Technologies, Inc.	(21,000)	(479,010)
		(11,328,688)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (22.02)% (continued)
Industrials - (1.39)%
Daimler Truck Holding AG	(15,467)	$(750,955)
Thomson Reuters Corp.	(5,090)	(563,107)
TransDigm Group, Inc.	(750)	(1,070,655)
		(2,384,717)

Information Technology - (3.16)%
Adobe, Inc.	(3,905)	(1,145,141)
BitMine Immersion Technologies, Inc.	(31,890)	(800,439)
International Business Machines Corp.	(4,040)	(1,239,068)
Oracle Corp.	(7,630)	(1,255,745)
Workday, Inc., Class A	(5,460)	(958,940)
		(5,399,333)

Real Estate - (3.09)%
Digital Realty Trust, Inc.	(19,060)	(3,163,007)
Equinix, Inc.	(2,590)	(2,126,209)
		(5,289,216)

TOTAL COMMON STOCKS
(Proceeds $39,372,252)		(37,674,341)

EXCHANGE-TRADED FUNDS - (1.96)%
iShares Russell 2000 ETF	(3,500)	(908,775)
SPDR S&P Regional Banking ETF	(16,990)	(1,169,082)
State Street SPDR S&P Retail ETF	(14,750)	(1,273,367)
		(3,351,224)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $3,050,238)		(3,351,224)

TOTAL SECURITIES SOLD SHORT - (23.98%)
(Proceeds $42,422,490)		$(41,025,565)

Investment Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

NV – Naamoloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Société Anonyme (French: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

SOFR – Secured Overnight Financing Rate

(a)	Loaned security; a portion or all of the security is on loan as of January 31, 2026.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, written options, or borrowings. As of January 31, 2026, the aggregate value of those securities was $100,776,259, representing 58.91% of net assets.
(c)	Non-income producing security.
(d)	Includes cash which is being held as collateral for securities sold short.

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Call Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR Future	6/11/2027	$98.5	(3,000)	$(251,820)	$(725,700,000)	$(206,250)
3 Month SOFR Future	9/11/2026	98.5	(9,025)	(419,121)	(2,183,147,500)	(282,031)
				$(670,941)	$(2,908,847,500)	$(488,281)

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 106.90%
Communication Services - 6.13%
Alphabet, Inc., Class C(a)(b)	44,045	$14,910,554
Meta Platforms, Inc., Class A(a)(b)	3,521	2,522,796
		17,433,350

Consumer Discretionary - 28.30%
Alibaba Group Holding Ltd. - Sponsored ADR(b)	36,970	6,268,633
Amazon.com, Inc.(b)(c)	78,800	18,856,840
Carnival Corp.(a)(b)(c)	335,130	10,060,603
D.R. Horton, Inc.(a)(b)	70,950	10,560,198
Las Vegas Sands Corp.(b)	84,040	4,431,429
Melco Resorts & Entertainment Ltd. - ADR(c)	232,730	1,410,344
MercadoLibre, Inc.(c)	1,170	2,512,914
PulteGroup, Inc.(a)(b)	88,630	11,086,727
Royal Caribbean Cruises Ltd.(a)(b)	33,777	10,965,703
Wynn Resorts, Ltd.(b)	40,550	4,357,097
		80,510,488

Energy - 5.42%
Antero Resources Corp.(b)(c)	78,730	2,863,410
Cheniere Energy, Inc.(a)(b)	9,900	2,094,048
Expand Energy Corp.(a)(b)	54,907	6,172,096
Transocean Ltd.(a)(b)(c)	862,795	4,288,091
		15,417,645

Financials - 9.95%
Charles Schwab Corp.(a)(b)	73,770	7,666,178
Citigroup, Inc.	14,960	1,731,022
Everest Group Ltd.(b)	5,350	1,772,348
Fidelis Insurance Holdings Ltd.	142,100	2,705,584
JPMorgan Chase & Co.(a)(b)	24,300	7,433,127
Rocket Cos, Inc., Class A(b)	390,031	6,993,256
		28,301,515

Health Care - 5.25%
10X Genomics, Inc., Class A(c)	138,230	2,792,246
Arcellx, Inc.(c)	35,720	2,440,033
Boston Scientific Corp.(c)	30,720	2,873,242
Encompass Health Corp.(a)(b)	21,900	2,070,207
UnitedHealth Group, Inc.	7,470	2,143,367
Universal Health Services, Inc., Class B(b)	12,920	2,600,279
		14,919,374

	Shares	Value
COMMON STOCKS - 106.90% (continued)
Industrials - 24.58%
Airbus SE	47,831	$10,965,133
Boeing Co.(a)(b)(c)	42,925	10,032,431
BWX Technologies, Inc.	23,380	4,802,953
Eaton Corp. PLC	18,173	6,386,356
General Dynamics Corp.(b)	8,430	2,959,689
General Electric Co.	22,290	6,838,349
Huntington Ingalls Industries, Inc.(b)	16,720	7,030,927
Lockheed Martin Corp.(b)	10,182	6,457,628
Northrop Grumman Corp.	3,170	2,194,464
RTX Corp.(a)(b)	32,930	6,616,625
United Parcel Service, Inc., Class B	53,080	5,638,158
		69,922,713

Information Technology - 25.97%
Amphenol Corp., Class A(b)	47,000	6,771,760
Apple, Inc.(a)(b)	36,230	9,400,961
Broadcom, Inc.(b)	30,788	10,200,064
Dell Technologies, Inc., Class C(b)	24,080	2,755,715
Microsoft Corp.(a)(b)	12,740	5,481,895
NVIDIA Corp.(b)	63,090	12,058,392
Palo Alto Networks, Inc.(c)	14,400	2,548,368
Samsung Electronics Co., Ltd.	53,000	5,909,754
SK Hynix, Inc.	16,390	10,350,500
TE Connectivity PLC	14,740	3,283,777
Teledyne Technologies, Inc.(a)(b)(c)	8,230	5,105,069
		73,866,255

Materials - 0.50%
SSR Mining, Inc.(c)	62,690	1,431,213

Utilities - 0.80%
Duke Energy Corp.(b)	18,700	2,269,245

TOTAL COMMON STOCKS
(Cost $218,292,081)		304,071,798

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.39%
Call Options Purchased - 1.39%
3 Month SOFR Future 3/10/2028, $97.5, $1,405,870,400	5,819	1,927,544
3 Month SOFR Future 3/10/2028, $98.0, $1,470,860,800	6,088	1,065,400
3 Month SOFR Future 6/11/2027, $97.5, $326,565,000	1,350	354,375
3 Month SOFR Future 6/16/2028, $97.5, $266,064,125	1,102	385,700

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.39% (continued)
3 Month SOFR Future 9/11/2026, $97.5, $653,130,000	2,700	$219,375
		3,952,394

TOTAL PURCHASED OPTIONS
(Cost $8,851,503)		3,952,394

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 7.76%
Energy - 0.80%
Transocean, Inc., 5/15/2031, 8.500%(d)(e)	$2,240,000	2,281,626

Financials - 4.42%
Bank of America Corp., Perpetual Maturity, 6.250%(f)	3,510,000	3,574,867
Citigroup, Inc., Perpetual Maturity, 6.750%(f)	3,160,000	3,224,446
Citigroup, Inc., Perpetual Maturity, 6.950%(f)	5,610,000	5,782,160
		12,581,473

Industrials - 1.67%
The Boeing Co., 5/1/2050, 5.805%	4,800,000	4,744,139

Utilities - 0.87%
Duke Energy Corp., 8/15/2052, 5.000%	2,800,000	2,465,507

TOTAL CORPORATE BONDS
(Cost $21,726,737)		22,072,745

Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 5.90%
Treasury Notes
2/15/2055, 4.625%	10,265,000	9,835,955
11/15/2032, 4.125%	6,880,000	6,926,763
		16,762,718

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,071,624)		16,762,718

	Shares	Value
MONEY MARKET FUNDS - 1.07%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 3.580% (7-day yield)	3,049,477	$3,049,477

TOTAL MONEY MARKET FUNDS
(Cost $3,049,477)		3,049,477

TOTAL INVESTMENTS - 123.02%
(Cost $268,991,422)		$349,909,132

Liabilities in Excess of Other Assets - (23.02)%(g)		(65,467,085)

NET ASSETS - 100.00%		$284,442,047

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.43)%
Consumer Discretionary - (3.85)%
AutoZone, Inc.	(587)	(2,174,418)
Cava Group, Inc.	(16,720)	(1,013,567)
Choice Hotels International, Inc.	(10,570)	(1,086,596)
Floor & Decor Holdings, Inc., Class A	(26,100)	(1,721,556)
Lowe's Cos., Inc.	(5,570)	(1,487,524)
MGM Resorts International	(39,660)	(1,330,196)
Wingstop, Inc.	(8,070)	(2,142,020)
		(10,955,877)

Consumer Staples - (4.07)%
Anheuser-Busch InBev SA/NV	(39,950)	(2,863,616)
Brown-Forman Corp.	(45,600)	(1,248,072)
Church & Dwight Co., Inc.	(19,600)	(1,886,500)
J M Smucker Co.	(18,700)	(1,960,882)
Molson Coors Beverage Co., Class B	(38,270)	(1,838,491)
Procter & Gamble Co.	(11,800)	(1,790,886)
		(11,588,447)

Financials - (6.70)%
Affirm Holdings, Inc., Class A	(20,000)	(1,206,000)
Apollo Global Management, Inc.	(18,560)	(2,497,062)
Ares Management Corp., Class A	(21,880)	(3,274,780)
Blackstone, Inc.	(17,560)	(2,500,895)
Block, Inc.	(22,500)	(1,359,675)
Blue Owl Capital, Inc., Class A	(195,050)	(2,660,482)
Coinbase Global, Inc., Class A	(7,181)	(1,398,428)
KKR & Co., Inc.	(29,500)	(3,370,670)
SoFi Technologies, Inc.	(35,260)	(804,281)
		(19,072,273)

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (22.43)% (continued)
Industrials - (1.44)%
Daimler Truck Holding AG	(27,227)	$(1,321,927)
Thomson Reuters Corp.	(8,660)	(958,056)
TransDigm Group, Inc.	(1,265)	(1,805,838)
		(4,085,821)

Information Technology - (3.19)%
Adobe, Inc.	(6,595)	(1,933,984)
BitMine Immersion Technologies, Inc.	(53,060)	(1,331,806)
International Business Machines Corp.	(6,800)	(2,085,560)
Oracle Corp.	(12,720)	(2,093,458)
Workday, Inc., Class A	(9,250)	(1,624,577)
		(9,069,385)

Real Estate - (3.18)%
Digital Realty Trust, Inc.	(32,660)	(5,419,927)
Equinix, Inc.	(4,410)	(3,620,301)
		(9,040,228)

TOTAL COMMON STOCKS
(Proceeds $66,654,662)		(63,812,031)

EXCHANGE-TRADED FUNDS - (2.02)%
iShares Russell 2000 ETF	(6,050)	(1,570,883)
SPDR S&P Regional Banking ETF	(29,010)	(1,996,178)
State Street SPDR S&P Retail ETF	(25,070)	(2,164,293)
		(5,731,354)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $5,214,614)		(5,731,354)

TOTAL SECURITIES SOLD SHORT - (24.45%)
(Proceeds $71,869,276)		$(69,543,385)

Investment Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

NV – Naamloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Société Anonyme (French: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

SOFR – Secured Overnight Financing Rate

(a)	Loaned security; a portion or all of the security is on loan as of January 31, 2026.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, written options, or borrowings. As of January 31, 2026, the aggregate value of those securities was $169,080,562, representing 59.44% of net assets.
(c)	Non-income producing security.
(d)	Restricted security.
(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2026, these securities had an aggregate value of $2,281,626 or 0.80% of net assets.
(f)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

Call Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR Future	3/10/2028	$99.0	(6,088)	$(1,061,835)	$(1,470,860,800)	$(342,450)
3 Month SOFR Future	3/10/2028	98.5	(5,819)	(1,623,465)	(1,405,870,400)	(545,531)
3 Month SOFR Future	6/11/2027	98.5	(1,350)	(147,069)	(326,565,000)	(92,813)
3 Month SOFR Future	9/11/2026	98.5	(2,700)	(125,388)	(653,130,000)	(84,375)
3 Month SOFR Future	6/16/2028	98.5	(1,102)	(202,702)	(266,064,125)	(110,200)
				$(3,160,459)	$(4,122,490,325)	$(1,175,369)

See Notes to Schedules of Investments

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

January 31, 2026 (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation – Securities and securities sold short, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at the mean of the bid and asked prices. Futures and options on futures are valued at settlement price.

If the price of a security is unavailable, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined the valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Clough Capital Partners L.P. ("Clough" or the "Adviser"), as the valuation designee with respect to the fair valuation of each Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

The following is a summary of the inputs used as of January 31, 2026, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$90,356,192	$–	$–	$90,356,192
Purchased Options	1,204,044	–	–	1,204,044
Corporate Bonds	–	10,720,417	–	10,720,417
U.S. Treasury Obligations	–	3,269,880	–	3,269,880
Asset-Backed Securities	–	9,996	–	9,996
Money Market Funds	1,040,589	–	–	1,040,589
Total	$92,600,825	$14,000,293	$–	$106,601,118
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(19,050,552)	–	–	(19,050,552)
Exchange-Traded Funds	(1,734,232)	–	–	(1,734,232)
Written Options	(358,069)	–	–	(358,069)
Total	$(21,142,853)	$–	$–	$(21,142,853)

Clough Global Equity Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$206,214,676	$–	$–	$206,214,676
Purchased Options	1,520,781	–	–	1,520,781
Money Market Funds	1,802,050	–	–	1,802,050
Total	$209,537,507	$–	$–	$209,537,507
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(37,674,341)	–	–	(37,674,341)
Exchange-Traded Funds	(3,351,224)	–	–	(3,351,224)
Written Options	(488,281)	–	–	(488,281)
Total	$(41,513,846)	$–	$–	$(41,513,846)

Clough Global Opportunities Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$304,071,798	$–	$–	$304,071,798
Purchased Options	3,952,394	–	–	3,952,394
Corporate Bonds	–	22,072,745	–	22,072,745
U.S. Treasury Obligations	–	16,762,718	–	16,762,718
Money Market Funds	3,049,477	–	–	3,049,477
Total	$311,073,669	$38,835,463	$–	$349,909,132
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(63,812,031)	–	–	(63,812,031)
Exchange-Traded Funds	(5,731,354)	–	–	(5,731,354)
Written Options	(1,175,369)	–	–	(1,175,369)
Total	$(70,718,754)	$–	$–	$(70,718,754)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.

In the event an independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

The Funds may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2026, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund of $21,000,000, $41,000,000 and $69,500,000 respectively under each Fund's Committed Facility Agreement are categorized as Level 2 within the fair value hierarchy.

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

Cash and Cash Equivalents – Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Securities – Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds – Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives - The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

Market Risk Factors – In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing- Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of January 31, 2026, were as follows.

Clough Global Dividend and Income Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Transocean, Inc.	2.64%	1/29/2025	$2,240,000	$2,221,654	$2,281,626
TOTAL	2.64%		$2,240,000	$2,221,654	$2,281,626

Clough Global Opportunities Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Transocean, Inc.	0.80%	1/20/2026	$2,240,000	$2,223,276	$2,281,626
TOTAL	0.80%		$2,240,000	$2,223,276	$2,281,626

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

January 31, 2026 (Continued) (Unaudited)

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The economic impacts of a global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in the Schedules of Investments may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

Prices of bonds and other fixed rate fixed-income securities are subject to interest rate risk as the price tends to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Funds' investments in these securities to decline. Interest rates in the United States have been rising and might increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.

NOTE 2 - COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended and restated, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On January 31, 2026, the pledged collateral was valued at $42,507,644, $88,347,059 and $147,502,214 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days’ notice, reduce the Maximum Commitment Financing to the highest possible amount that, if fully drawn, would be in compliance with the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus 0.80% on the amount borrowed.

The Maximum Commitment Financing allowed under the Agreement is the lower of the outstanding borrowings of each Fund or $63,300,000, $139,500,000 and $257,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. As of January 31, 2026, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $21,000,000, $41,000,000 and $69,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on January 31, 2026, was 4.43%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of January 31, 2026, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $18,347,375, $38,014,497, and $65,097,531, respectively.